UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Tilray Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

Tilray Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844) 845-7291

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

On November 6, 2024, Tilray Brands, Inc. (“Tilray”) disclosed in a Current Report on Form 8-K that a lawsuit was commenced against it and its directors, captioned Nabil Salama v. Tilray Brands, Inc., et. al (C.A. No. 2024-1124-JTL).

This lawsuit was filed on October 31, 2024 on behalf of a putative class of stockholders and alleged that (a) Tilray’s definitive proxy statement for its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”) incorrectly applied a majority-of-votes-cast voting standard for approval of the proposal to increase the number of shares of common stock authorized for issuance (the “2024 Authorized Shares Proposal”), (b) the proposal increasing the number of shares of common stock authorized for issuance (the “2023 Authorized Shares Proposal” and together with the 2024 Authorized Shares Proposal, the “Authorized Shares Proposals”) was not validly approved by the stockholders under a majority-of-votes-cast voting standard, and any related issuances of Common Stock were and are not validly authorized, and (c) the named directors of Tilray have breached their fiduciary duties by failing to make accurate disclosures regarding the Authorized Shares Proposals in the 2024 Proxy Statement and 2023 Proxy Statement.

On November 27, 2024, the Court of Chancery of the State of Delaware ruled in favor of Tilray and granted summary judgment for Tilray and its directors.   Specifically, the Court held that Tilray correctly applied a majority-of-votes-cast voting standard to its Authorized Shares Proposals.

As previously disclosed, Tilray adjourned its 2024 annual meeting of stockholders solely as to the Authorized Shares Proposal.  This adjourned portion of the Annual Meeting will continue to be held at 11:00 am EST on December 19, 2024, and will be held virtually online at www.virtualshareholdermeeting.com/TLRY2024.

Supplemental Disclosures to Proxy Statement

The disclosures contained in the Current Report on Form 8-K are also being filed as definitive additional materials on Schedule 14A, and should also be read as supplemental information as part of, the 2024 Proxy Statement, which should be read in its entirety and is on the SEC’s website at http://www.sec.gov, along with periodic reports and other information Tilray files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the 2024 Proxy Statement, the information set forth herein shall supersede or supplement the information in the 2024 Proxy Statement. To the extent defined terms are used but not defined herein, they have the meanings set forth in the 2024 Proxy Statement.

Participants in the Solicitation

The directors and executive officers of Tilray and other persons may be considered participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding Tilray’s directors and executive officers is available in the 2024 Proxy Statement for the 2024 Annual Meeting of Stockholders to be held on November 21, 2024 (and any adjournment or postponement thereof), which was filed with the Commission on September 27, 2024, and Tilray’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the 2024 Proxy Statement.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Certain material factors, estimates, goals, projections or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication.

Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, Tilray’s intentions regarding the Action and its beliefs regarding the vote standard applicable to its Authorized Shares Proposals. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed annual information form of the Company and the Annual Report on Form 10-K (and other periodic reports filed with the SEC) of the Company made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.

Date: December 2, 2024

By: /s/ Mitchell Gendel

Name: Mitchell Gendel

Title: Global General Counsel